UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

TEGNA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following website was made available online at https://www.tegnavalue.com/ by TEGNA Inc. on March 30, 2020.

TEGNA BOARD OF DIRECTORS PRESS RELEASES SHAREHOLDER COMMUNICATION ADDITIONAL MATERIALS HOW TO VOTE Vote the GOLD proxy card today to ensure your Board and Management Team can continue their outstanding track record of value creation. Shareholder Letters Investor Presentation Proxy Statement TEGNA’s Board of Directors and leadership team are executing on TEGNA’s proven strategy to generate value through organic growth and a disciplined approach to M&A. Our strong financial and operational performance, recently completed value-enhancing acquisitions, and strong balance sheet position TEGNA for continued long-term growth. We ask for your support of TEGNA’s highly qualified Board at our Annual Meeting of Shareholders scheduled for April 30, 2020. Please use the GOLD proxy card to vote online or by phone today. Superior Total Shareholder Return Since Becoming Pure-Play Broadcasting Company 1-Year (2019) 56.4% 2-Year (2018-2019 23.6% • TEGNA • Peer Median Total shareholder return includes impact of stock price performance and reinvested dividends; spin-efts treated as cash dividend at time of spin, but excludes stock performance of spun entity. Peer set is E.W. Scripps, Gray TV, Meredith, Nexstar and Sinclair Stay Informed Sign up for email alerts below. Email address SIGN UP

TEGNA BOARD OF DIRECTORS PRESS RELEASES SHAREHOLDER COMMUNICATIONS ADDITIONAL MATERIALS HOW TO VOTE ii Press Releases March 29, 2020 TEGNA Reports on Acquisition Approaches February 19, 2020 TEGNA Adds Karen Grimes to Board as Independent Director February 11, 2020 TEGNA Inc. Reports Solid 2019 Fourth Quarter and Full-Year Results, Driving Strong 2020 Guidance January 21, 2020 TEGNA Issues Letter to Shareholders January 15, 2020 TEGNA Comments on Standard General’s Nomination of Directors

TEGNA BOARD OF DIRECTORS PRESS RELEASES SHAREHOLDER COMMUNICATIONS ADDITIONAL MATERIALS HOW TO VOTE ii Shareholder Communications Shareholder Letters March 29, 2020 Letter to Shareholders January 21, 2020 Letter to Shareholders Proxy Statement March 25, 2020 2020 TEGNA Proxy Statement Investor Presentation March 22, 2020 Investor Presentation

TEGNA BOARD OF DIRECTORS PRESS RELEASES SHAREHOLDER COMMUNICATIONS ADDITIONAL MATERIALS HOW TO VOTE ii Additional Materials Fact Sheets

January 21, 2020 Investor Fact Sheet 2019 Annual Report March 02, 2020 TEGNA 2019 Annual Report SEC Filings March 25, 2020 DEFC14A March 25, 2020 PRER14A March 23, 2020 DEFA14A March 20, 2020 DEFA14A March 12, 2020 PREC14A March 11, 2020 PRE14A March 02, 2020 10K February 19, 2020 DEFA14A February 11, 2020 SK January 21, 2020 DEFA14A-1 January 21, 2020 DEFA14A- 2 January 15, 2020 DEFA14A January 09, 2020 SK January 07, 2020 SK -1 January 07, 2020 SK-2

TEGNA BOARD OF DIRECTORS PRESS RELEASES SHAREHOLDER COMMUNICATIONS ADDITIONAL MATERIALS HOW TO VOTE

How to Vote

We ask for your support in this important director election by voting **FOR** election of **ALL** of the **TEGNA** nominees using the **GOLD** proxy card. To facilitate timely receipt of your proxy despite any potential systems disruption due to COVID-19, we encourage you to vote online or by phone today. You may also submit your proxy by mail, but we strongly encourage you to use this option only if you do not have access to the Internet or a phone.

Online

Access the website indicated on the **GOLD** proxy card or voting instructions form and follow the easy prompts provided.

Phone

Call the number indicated on the **GOLD** proxy card or voting instructions form and follow the easy prompts provided.

If you have questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies:

INNISFREE

(877) 687-1865 (toll-free from the U.S. and Canada), or
+1 (412) 232-3651 (from other countries)

2020 Annual Meeting Information*

April 30, 2020 at 8:00a.m. ET
8350 Broad Street, Tysons, VA 22102

** As part of our effort to maintain a safe and healthy environment at the Annual Meeting, we are closely monitoring developments related to the coronavirus (COVID-19) pandemic. The health and safety of our shareholders, employees, directors, officers and other stakeholders are of paramount concern to us. For that reason, we reserve the right to change the means of convening the Annual Meeting (and/or its date, time or place), including by supplementing the meeting with a telecast or webcast or converting the meeting to a virtual meeting whereby shareholders can participate in the meeting through electronic means. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be issued via press release and available on the Company's website at www.tegna.com. In any event, we strongly encourage you to vote by proxy in advance of the meeting date – online or by phone.*

Stay Informed

Email address

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Investor Contact

INNISFREE
(877) 687-1865 (toll-free from the U.S. and Canada)
+1 (412) 232-3651 (from other countries)

Media Contacts

TEGNA
Anne Bentley
(703) 873-6366
abentley@tegna.com

SARD VERBINNEN & CO
George Sard
Stephanie Pillersdorf
Andy Duberstein
Tegna-SVC@sardverb.com

© 2020 TEGNA Inc. All rights reserved.

Disclaimer

TEGNA BOARD OF DIRECTORS PRESS RELEASES SHAREHOLDER COMMUNICATIONS ADDITIONAL MATERIALS HOW TO VOTE

Disclaimer

Forward Looking Statements

Certain statements in this communication may constitute "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are subject to a number of risks, trends and uncertainties that could cause actual results or company actions to differ materially from what is expressed or implied by these statements. Economic, competitive, governmental, technological and other factors and risks that may affect TEGNA's operations or financial results are discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in subsequent filings with the U.S. Securities and Exchange Commission (the "SEC"). Another factor that may impact the company's operations or financial results is the impact of the coronavirus (COVID-19) pandemic, including, without limitation, recent and ongoing financial market volatility, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the Company's operations and business relating thereto. We disclaim any obligation to update these forward-looking statements other than as required by law.

Important Additional Information

TEGNA has filed a definitive proxy statement and form of GOLD proxy card with the SEC in connection with the solicitation of proxies for TEGNA's 2020 Annual Meeting of shareholders (the "Proxy Statement" and such meeting the "2020 Annual Meeting"). TEGNA, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2020 Annual Meeting. Information regarding the names of TEGNA's directors and executive officers and their respective interests in TEGNA by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in TEGNA's securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in TEGNA's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 2, 2020. Details concerning the nominees of TEGNA's Board of Directors for election at the 2020 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF TEGNA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other documents filed by TEGNA free of charge from the SEC's website, www.sec.gov. TEGNA's shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to TEGNA, 8350 Broad Street, Suite 2000, Tysons, VA 22102, or from the TEGNA's website, https://www.tegna.com.

Stay Informed

Email address

SIGN UP

Investor Contact

INNISFREE
(877) 687-1865 (toll-free from the U.S. and Canada)
+1 (412) 232-3651 (from other countries)

Media Contacts

TEGNA
Anne Bentley
(703) 873-6366
abentley@tegna.com

SARD VERBINNEN & CO
George Sard
Stephanie Pillersdorf
Andy Duberstein
Tegna-SVC@sardverb.com

© 2020 TEGNA Inc. All rights reserved.

Disclaimer